UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 29, 2016

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

13710 FNB Parkway, Suite 400
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2016, the Board of Directors of Ballantyne Strong, Inc. (the “Company”) appointed Ryan Burke as Senior Vice President, Chief Financial Officer, and Treasurer of the Company, effective immediately. In this new role, Mr. Burke will oversee all finance, accounting and treasury responsibilities for the Company. As the Company transitions to a holding company leadership team, Mr. Burke succeeds Nathan D. Legband as principal financial officer. On September 29, 2016, Mr. Legband resigned from his position as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective immediately, in order to pursue other opportunities at the end of October.

Mr. Burke, age 37, joined the Company in January 2015 as Corporate Controller and was responsible for preparation of SEC filings and coordinating internal audit, external audit and tax preparation activities. From November 2008 to December 2014, Mr. Burke served as Portfolio Company Controller for Tenaska Capital Management, LLC, an investment company, where he had direct responsibility for financial reporting and control environment functions of multiple portfolio companies. From October 2002 to October 2008, he was an audit manager for KPMG, LLP. Mr. Burke holds a Bachelor of Science degree in business administration from Creighton University. He is a CPA (inactive) and a member of the American Institute of Certified Public Accountants and the Nebraska Society of Certified Public Accountants.

In connection with his appointment as Senior Vice President, Chief Financial Officer, and Treasurer Mr. Burke will receive an annual base salary of $170,000.

To the Company’s knowledge, there are no arrangements or understandings between Mr. Burke and any other person pursuant to which he was selected as Senior Vice President, Chief Financial Officer, and Treasurer. In addition, there are no family relationships between Mr. Burke and any directors or executive officers of the Company, and no transactions are required to be reported under Item 404(a) of Regulation S-K between Mr. Burke and the Company.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: September 30, 2016	By:	/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board of Directors and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 30, 2016.